                                                                  Exhibit 10.10



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                          CORPORATE GUARANTEE SCHEDULE

          HONG KONG SHANGHAI BANK BANKING CORPORATION LIMITED ("HSBC")
                    CREDIT FACILITY AND FACTORING AGREEMENTS
-------------------------------------------------------------------------------
 N0.     Guarantee Date          Facility Date       GUARANTEE AMOUNT(1)
-------------------------------------------------------------------------------
1.     August 19, 1999          April 30, 1999         USD4,200,000
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2.     September 29, 1999       September 8, 1999      USD18,000,000
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3.     November 11, 1999        September 8, 1999      USD4,000,000
-------------------------------------------------------------------------------
4.     August 28,2000           July 31, 2000          USD5,500,000
-------------------------------------------------------------------------------
5.     December 16, 2003        November 7, 2003       EUR380,000
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6.     January 31, 2004         November 7, 2003       USD10,300,000
-------------------------------------------------------------------------------
7.     June 3, 2004             April 23, 2004         EUR10,000,000
-------------------------------------------------------------------------------









---------------

(1) At July 3, 2004, the aggregate indebtedness outstanding and thus subject to these guarantees was $9.2 million, consisting of approximately $6.2 million under the Euro denominated facilities and approximately $3.0 million under the Hong Kong Dollar denominated facilities.

                  Dated the ___ day of________________________






                              CONCORD CAMERA CORP.
                                 (as Guarantor)





                                   In favor of



                            THE HONGKONG AND SHANGHAI
                           BANKING CORPORATION LIMITED
                                   (as Lender)





                    -----------------------------------------

                                    GUARANTEE


                              of the liabilities of


                            CONCORD CAMERA HK LIMITED

                ------------------------------------------------

THIS GUARANTEE                      is made the ___ day of ____________________
--------------

BETWEEN:

(1) CONCORD CAMERA CORP. a corporation incorporated under the laws of the State of New Jersey, the United States of America and having its registered office at 28 West State Street, Trenton, New Jersey 08608, the United States of America and a place of business at 4000 Hollywood Boulevard, Presidential Circle, Suite 650N, Hollywood, Florida 33021, the United States of America ("the Guarantor"); and

(2) THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED whose registered office is at No. 1 Queen's Road, Central, Hong Kong ("the Lender").

WHEREAS:

(1) By a Facility Letter dated the ____ day of _________ ____ ("the Agreement", which expression shall include such Facility Letter as from time to time supplemented or amended) from the Lender to CONCORD CAMERA HK LIMITED whose registered office is at 26th Floor, Central Plaza, No. 18 Harbour Road, Hong Kong and a place of business at 14th Floor, Concord Technology Centre, No. 98 Texaco Road and No.57A Wang Wo Tsai Street, Tsuen Wan, New Territories ("the Borrower", which expression shall where the context permits or requires, include its successors and assigns) the Lender has agreed to make available to the Borrower certain general banking facilities ("the Facilities") subject to and upon the terms and conditions as therein mentioned.

(2) It is (inter alia) a term of the Agreement that the Guarantor shall enter into this Guarantee in respect of the Borrower's obligations owed to the Lender and this Guarantee is accordingly supplemental to the Agreement.

NOW IT IS HEREBY AGREED as follows:
------------------------

1. (a) Save as otherwise defined or re-defined herein expressions defined in the Agreement shall have the same meaning when used herein.

         (b) In this Guarantee, except where the context otherwise requires :

         "Guaranteed Indebtedness" means all moneys due or to become due by the Borrower, actually or contingently, to the Lender on any account or otherwise in any manner whatsoever whether under the Agreement or otherwise.

         "Hong Kong" means the Hong Kong Special Administrative Region of the People's Republic of China.

2. (a) In consideration of the Lender agreeing to make the Facilities available to the Borrower at the request of the Guarantor, the Guarantor hereby guarantees, unconditionally and irrevocably, as principal debtor and not merely as surety, until final payment has been made, the due and prompt payment by the Borrower of the Guaranteed Indebtedness in the manner and at the times fixed or calculated for payment of the same under the Agreement or the relevant facility letter(s) or other instrument(s) and the Guarantor further guarantees, unconditionally and irrevocably, as principal obligor and not merely as surety, the due and punctual performance by the Borrower of all its obligations and liabilities under the Agreement or the relevant facility letter(s) or other instrument(s) so that whenever the Borrower fails to make payment of any Guaranteed Indebtedness in the manner provided and/or perform and observe any of its obligations and liabilities under the Agreement or the relevant facility letter(s) or other instrument(s) the Guarantor shall upon demand by the Lender cause forthwith to be paid the Guaranteed Indebtedness and/or performed and observed the obligations and liabilities in respect of which such default has been made in accordance with the provisions of the Agreement or the relevant facility letter(s) or other instrument(s) provided always that the Guarantor's liability under this Guarantee shall not in any event exceed United States Dollars ___________________________
         (USD_____________).

         (b) As a separate and independent stipulation, the Guarantor shall be liable for every payment to be made by the Borrower in respect of the Guaranteed Indebtedness and every obligation and liability to be performed and observed by the Borrower under the Agreement or the relevant facility letter(s) or other instrument(s) as if the Guarantor were the principal debtor and obligor in respect of such amount and liability and obligation and not merely surety, and without any requirement for the Lender first to have recourse against the Borrower or any other person, and the Guarantor's liability shall not be discharged, impaired or reduced by any time or indulgence granted to the Borrower or any other person by the Lender or by the Borrower or the Guarantor losing its separate identity or by any dealings or transactions between the Lender, the Borrower and the Guarantor or by any amendment or supplement to the Agreement or the relevant facility letter(s) or other instrument(s).

         (c) Any statement of account certifying the amount of the Guaranteed Indebtedness signed by any duly authorised officer of the Lender shall (save for any manifest error) be conclusive evidence as against the Guarantor of such amount.

3. (a) The Guarantor makes the following representations and warranties to the Lender that :

         (i) the Guarantor is a company duly incorporated with limited liability and in good standing under the laws of the State of New Jersey in the United States of America;

         (ii) the Guarantor has the corporate power, the authority and the legal capacity to give this Guarantee and to perform and observe its obligations hereunder;

         (iii) the execution, delivery and performance of this Guarantee has been duly authorised by all necessary corporate action of the Guarantor under all applicable laws and regulations of the United States of America and Hong Kong;

         (iv) this Guarantee, as executed and delivered, constitutes legal, valid and binding obligations of the Guarantor enforceable in accordance with its terms;

         (v) the execution and delivery of, and the performance of the provisions of, this Guarantee by the Guarantor do not, and will not during the continuance of this Guarantee,

                  (a) contravene any existing applicable law, ordinance, regulation, decree or permit, or any order, judgement, decree or award of any court or any judicial, administrative or governmental authority, department or agency presently in effect and applicable to the Guarantor or any of its assets; or

                  (b) contravene any contractual restriction binding on the Guarantor or any of its assets; or

                  (c) create or result in or (except as may be provided herein) oblige the Guarantor to create any lien, charge, security interest or other encumbrance on the whole or any part of the Guarantor's property, assets or revenues, present or future; or

                  (d) cause any limit on any of the borrowing, guaranteeing, charging or other powers of the Guarantor, whether imposed by its Certificate of Incorporation or other constitutional documents, or by agreement, instrument or otherwise, or upon any of the powers of its Board of Directors to exercise any of its powers, or any other limit affecting the Guarantor, to be exceeded;

         (vi) all necessary governmental and other consents, authorities and approvals (if any) for the Guarantor to execute this Guarantee have been obtained and are in full force, validity and effect, and as of the date of this Guarantee, no further governmental or other consents, authorities or approvals are necessary for the performance by the Guarantor of its obligations hereunder;

         (vii) (save and except disclosed in writing by the Guarantor to the Lender prior to the date hereof) there are no proceedings pending before any court, tribunal, arbitrator, government agency or administrative body against or threatened against the Guarantor or any of its assets which if adversely determined could or might result in any material adverse change in the business or condition (financial or otherwise) of the Guarantor or the ability of the

                  Guarantor to pay, if due, any sums and/or to perform any obligations required by the teens and conditions of this Guarantee;

         (viii) the obligations of the Guarantor under this Guarantee are direct, general and unconditional obligations of the Guarantor and rank at least pari passu with all the Guarantor's other present and future unsecured and unsubordinated indebtedness and other obligations (including contingent obligations) with the exception of indebtedness and other such obligations mandatorily preferred by law and not by contract;

         (ix) the Guarantor is not in material default under any statutory or other requirements applicable to the Guarantor or in default in the payment of any principal of or interest on any indebtedness for borrowed money and is not in breach of or in default under any other provision of any indenture, deed of trust, agreement or other instrument to which it is a party and under or subject to which any such indebtedness for borrowed money has been issued and is outstanding and (to the best of its knowledge and belief) no event, condition or act which with the giving of notice or lapse of time, or both, would constitute an event of default under any such indenture, deed of trust, agreement or other instrument has occurred or is continuing which has not been properly waived or remedied thereunder; and

         (x) the information contained in all accounts, certificates, schedules or other documents supplied to the Lender relating to the Guarantor is true and accurate in all respects, and the opinions and forecasts expressed therein (if any) are honestly held and have been made on a reasonable basis, and there are no material facts relating to the Guarantor, which could or might affect the willingness of a reasonable party to rely on a guarantee from the Guarantor in terms similar to the terms of this Guarantee, which have not been disclosed to the Lender.

         (xi) the Borrower is a wholly owned subsidiary of the Guarantor.


(b)      The Guarantor further undertakes and/or covenants with the Lender:

         (i) that each of the representations and warranties contained in Clause 3(a) will be true and accurate in all respects until the Guaranteed Indebtedness is fully repaid and settled by the Borrower and/or the Guarantor;

         (ii) that the Guarantor will promptly inform the Lender of the occurrence of any event of which the Guarantor becomes aware which, in the Guarantor's reasonable opinion, might adversely affect the ability of the Borrower or the Guarantor fully to perform their respective obligations under the Agreement and/or any facility letter(s) or instrument(s) made with the Lender and this Guarantee;

         (iii) that the Guarantor will endeavour to obtain or cause to be obtained every consent and approval and do, or cause to be done, all other acts and things which may from time to time be necessary or desirable for the continued due performance of all the Guarantor's obligations hereunder;

         (iv) that for so long as the Guaranteed Indebtedness remains outstanding, this Guarantee will continue to rank at least pari passu with the Guarantor's existing and future unsecured and unsubordinated obligations with the exception of indebtedness and other such obligations mandatorily preferred by law and not by contract; and

         (v) that for so long as the Guaranteed Indebtedness remains outstanding, the Guarantor will not effect or allow any change in its registered or beneficial ownership or shareholding (whether immediate or ultimate) in the Borrower without the prior written consent of the Lender.

4. The Guarantor hereby further covenants and undertakes with the Lender that for so long as the Guaranteed Indebtedness remains outstanding, the Guarantor will provide the Lender promptly with all financial information relating to the Guarantor and the Borrower as the Lender may from time to time reasonably require, but no more frequently than quarterly.

5. (a) The obligations of the Guarantor hereunder shall be a continuing security and shall be irrevocable and shall cover and secure the ultimate balance of the Guaranteed Indebtedness from time to time and any obligation and liability to be performed by the Borrower under the Agreement or any facility letter(s) or instrument(s) made with the Lender notwithstanding the liquidation, receivership, dissolution, winding-up, incapacity or any change in the Memorandum of Association, Articles of Association, By-laws or similar constitutional documents of the Borrower or of the Guarantor or the Lender's receipt of notice of any such occurrence or- any settlement of account or other matter whatsoever which but for this provision might operate to release or otherwise exonerate the Guarantor from its obligations hereunder.

         (b) The obligations of the Guarantor hereunder are in addition to and not in substitution for any other guarantee, indemnity, pledge, assurance, lien, bill, note, mortgage, charge, debenture, or other security now or hereafter held by the Lender in respect of the Guaranteed Indebtedness.

         (c) The Lender may at any time or times and notwithstanding the determination of this Guarantee continue any account of the Borrower or open one or more new accounts and no liability actual or contingent of the Guarantor shall in any manner be reduced or affected by any payment subsequent to such determination into or out of any such account or by any transactions subsequent to such determination on any account.

6. Should any purported obligation of the Borrower or the Guarantor, which if valid or enforceable would be the subject of this Guarantee, be or become wholly or in part invalid or unenforceable against the Borrower or the Guarantor by reason of any defect in or insufficiency or want of powers of the Borrower or the Guarantor or irregular or improper purported exercise thereof or breach or want of authority by any person purporting to act on behalf of the Borrower or the Guarantor or because any rights of the Lender have become barred by reason of any legal limitation, disability, incapacity or any other fact or circumstance whether or not always known to the Lender or if for any other reason whatsoever the Borrower is not or ceases to be legally liable to discharge any money, obligation or liability, the Guarantor shall nevertheless be liable to the Lender (notwithstanding the avoidance or invalidity of any assurance, security or payment on any ground whatsoever including (without limitation) avoidance under any enactment relating to liquidation) in respect of that purported obligation or liability as if the same were wholly valid and enforceable and the Guarantor was the principal debtor and obligor in respect thereof. The Lender is not to be concerned to see or enquire into the powers of the Borrower and the Guarantor or any of their officers, employees or agents purporting to act on their respective behalf. The Guarantor hereby agrees to keep the Lender fully indemnified against all damages, losses, costs and expenses arising from any failure of the Borrower or the Guarantor to carry out any such purported obligation.

7. The Guarantor agrees that the Lender may from time to time without discharging or in any way affecting the liability of the Guarantor hereunder and without the assent or knowledge of the Guarantor grant to the Borrower any time or indulgence or renew any bills, promissory notes or other negotiable or non-negotiable instruments or securities, give up, deal with, exchange, vary, realise, release or abstain from perfecting or enforcing any guarantees, liens, bills, notes, mortgages, securities or other rights which the Lender may now or hereafter have from or against the Borrower whether hereunder or otherwise, and may or procure to renew, determine, vary or increase the maximum amount of the Facilities or any terms and conditions hereof or thereof or any credit or facilities to or the terms or conditions in respect of any transaction with the Borrower or compound with, discharge, release or vary the liability of the Borrower or concur in accepting or varying any compromise, arrangement or settlement or omit to claim or enforce payment of any dividend or composition or to agree to any amendment of or supplement to the Agreement or any facility letter(s) or similar instrument(s), when and in such manner as the Lender may think expedient and no such act or omission on the part of the Lender shall in any way discharge or diminish the validity hereof or affect the liability of the Guarantor hereunder. The Lender may enforce this Guarantee notwithstanding that the Lender may hold any other guarantee, lien or security or have any outstanding remedy against the Borrower or the Guarantor.

8. The Guarantor declares that it has not received any security for giving this Guarantee and agrees that should any such security be created while the Guaranteed Indebtedness remains undischarged any such security shall be forthwith pledged or sub-pledged to the Lender to secure the obligations of the Guarantor hereunder and shall forthwith be deposited with the Lender accordingly. The Guarantor agrees that if default is made in observing the preceding provisions of this Clause 8, any security taken in contravention and all moneys at any time received in respect thereof shall be held in trust for the Lender as security for the liability of the Guarantor to the Lender hereunder.

9. Where applicable, the Guarantor agrees that the Lender shall be entitled at any time after the Guarantor fails to perform its obligations hereunder when due without notice to set off or transfer any moneys standing to the credit of the Guarantor in any account with the Lender (whether current, deposit or of any other nature whatsoever wheresoever located and whether subject to notice or not) in any currency against the liability of the Guarantor hereunder and that the Lender shall have a lien on and be entitled to retain as security for the liabilities of the Guarantor hereunder any cheques, drafts, bills, notes or negotiable or non-negotiable instruments and any stocks, shares or marketable securities and goods and chattels of all kinds of the Guarantor from time to time deposited with the Lender whether held for safe custody or otherwise.

10. This Guarantee shall apply to the ultimate balance of the Guaranteed Indebtedness and until all moneys, obligations and liabilities due hereunder have been paid, discharged and satisfied in full (which expression shall not embrace payment of a dividend in liquidation winding-up of less than one hundred per cent (100%)), the Guarantor waives all rights of subrogation (whether statutory, arising at common law or equity, or howsoever) and agrees not to demand or accept repayment in whole or in part of any loans or advances then or thereafter due to the Guarantor from the Borrower or to demand or accept any security in respect thereof or to assign the same or charge the same as security or to take any step to enforce any right against the Borrower or to claim any set-off or counterclaim against the Borrower or to claim or prove in competition with the Lender in the liquidation winding-up, or have the benefit of any share in any payment or composition from, the Borrower or any other person or in any guarantee or security now or hereafter held by the Lender.

11. (a) Any release, discharge or settlement between the Lender and the Guarantor shall be conditional upon no security, disposition or payment to the Lender by the Borrower, the Guarantor or any other person in respect of the moneys hereby guaranteed being avoided or reduced or repaid pursuant to any provisions or enactments relating to liquidation, receivership, dissolution, winding-up, or circumstances analogous thereto and, in the event that the Lender becomes liable to repay any moneys paid to the Lender hereunder or under the Agreement or any facility letter(s) or similar instrument(s) or any other documents executed as security for the obligations of the Borrower on the grounds of fraudulent preference or otherwise, the liability of the Guarantor hereunder shall be computed as if such moneys had never been paid to the Lender and the Lender shall be entitled to enforce this Guarantee against the Guarantor as if such release, discharge or settlement had not occurred.

         (b) The Lender shall be entitled to retain any security held by it in respect of the liabilities of the Guarantor hereunder for a period of seven (7) months after the payment, discharge or satisfaction of all moneys payable to the Lender and all obligations to be performed under the Agreement or the relevant facility letter(s) or instrument(s) or, in the event of the commencement of liquidating, receivership, dissolution or winding-up of the Borrower or the Guarantor prior to the termination of such period of seven (7) months for such further period as the Lender may determine and to enforce such security subsequently as if such release, discharge or settlement had not occurred.

         (c) The Lender is hereby authorised to exercise at any time after the occurrence of an event of default under the Agreement or any relevant facility letter(s) or instrument(s) a lien over all the property of the Guarantor coming into its possession or control for any reason whatsoever, and whether or not in the ordinary course of business, with power for the Lender to sell such property, if necessary, to satisfy any liabilities whatsoever of the Guarantor to the Lender.

12. (a) No waiver of any of the rights or powers of the Lender or any consent by the Lender shall be valid unless signed by the Lender in writing.

         (b) Time is of the essence of this Guarantee, but no failure or delay by the Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise or enforcement of any other right, power or privilege. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

13. Any money received by virtue of or in connection with this Guarantee may be placed to the credit of a suspense account for so long as the Lender may determine with a view to reserving the rights of the Lender to prove for the whole of its claim against the Borrower in the event of any proceedings in or analogous to liquidation, winding-up, composition or arrangement or for any other purpose whatsoever.

14. All payments by the Guarantor hereunder shall be made in full without set-off or counterclaim and without deduction or withholding whatsoever in respect of any present or future taxes or other charges (including but not limited to any withholding taxes) unless the Guarantor is compelled by law to make any such deduction or withholding in which case he will promptly pay to the Lender such additional amounts as may be necessary to ensure that the net amount received by the Lender will be equal to the full amount which would have been received had no such deduction or withholding been made.

15. (a) This Guarantee shall be binding upon and enure to the benefit of the parties hereto and their respective successors and assigns except the Guarantor may not assign or transfer any of its rights, benefits, duties or obligations hereunder.

         (b) If the Lender shall assign the whole or any part of its rights under the Agreement or the relevant facility letter(s) or instrument(s), the Lender may also assign the whole or the appropriate portion of its rights hereunder, in which event references herein to the Lender shall thenceforth be deemed to include a reference to each assignee to the extent of its interest. The assignees shall not exceed five (5) in number.

         (c) Any representations, warranties, undertakings and arrangements on the part of the Guarantor hereunder shall survive the making of any assignment by the Lender hereunder or under any other security documents held by the Lender in respect of the Guaranteed Indebtedness and/or the obligations and liabilities of the Borrower under the Agreement or any other facility letter(s) or similar instrument(s) to which it is a party, the change in the name of the Lender or the Lender's amalgamation with, or absorption by any other corporation.

16. (a) Every notice or communication under this Guarantee must be in writing and may, without prejudice to any other form of delivery, be delivered personally or sent by post or transmitted by fax or telex.

         (b) (i) In the case of posting, the envelope containing the notice or communication must be addressed to the intended recipient at the authorised address of that party and must be properly stamped or have the proper postage prepaid for delivery by the, most expeditious service available (which will be airmail for an overseas address if that service is available) and, in the case of a fax, the transmission must be sent to the intended recipient at the authorised number of that party.

                  (ii) Subject to Clause 16(c), the authorised address and fax numbers of each party, for the purpose of this Clause 16, are as follows :

                        The Hongkong and Shanghai Banking Corporation Limited
                        -----------------------------------------------------
                        Address : One Queen's Road Central, Hong Kong
                        Fax : (852) 2899-8846
                        For the attention of: The Relationship Manager,
                            Division E
                            Commercial Banking

                        Concord Camera Corp:
                        Address: 4000 Hollywood Boulevard - Suite 650-N,
                                 Hollywood, Florida 33021, the United States of
                                 America
                        Fax :    1 (954) 981-3119
                        For the attention of : __________________

         (c) No change in any of the particulars set out in Clause 16(b)(ii) will be effective against a party until it has been notified to that party in writing.

         (d) A notice or communication will be deemed to have been duly given by the Lender and received by the Guarantor :

                  (i) on personal delivery to any director or the secretary of the Guarantor or on business day to a place for the receipt of letters at the Guarantor's authorised address;

                  (ii) in the case of posting, where the Guarantor's authorised address is in the same country as the country of posting, at 10:00 a.m. (local time at the place where the address is located) on the second business day after the day of posting.

                  (iii) in the case of posting, where the Guarantor's authorised address is not in the same country as the country of posting, at 10:00 a.m. (local time at the place where that address is located) on the fifth business day after the day of posting; and

                  (iv) in the case of a fax, on issue to the Lender of an O.K. result confirmation report or, if the day of issue is not a business day, at 10:00 a.m. (local time where the authorised fax number of the Guarantor is located) on the next business day.

         (e) A notice of communication served on the Lender will only be deemed to be duly given by the Guarantor and received by the Lender upon actual receipt by the Lender.

         (f) For the purpose of Clause 16(d), a "BUSINESS DAY" means a day which is not a Saturday or a Sunday or a public holiday in the country of posting or transmission or in the country where the authorised address or fax number of the intended recipient is located and, where a notice is posted, which is not a day when there is a disruption of postal services in either country which prevents collection or delivery.

17. If any one or more of the provisions of this Guarantee, or any part hereof, shall be declared or adjudged to be illegal, invalid or unenforceable under any applicable law, such provision shall, to the extent required by such law, be severed from this Guarantee and rendered ineffective so far as is possible, without vitiating any of the other provisions of this Guarantee, which shall remain in full force, validity and effect. Where, however, the provisions of any such applicable law may be waived, they are hereby waived by the parties hereto to the full extent permitted by such law to the end that this Guarantee shall be valid, binding and enforceable in accordance with its terms.

18. (a) This Guarantee and the rights and obligations of the parties hereunder shall be governed by and construed and interpreted in all respects in accordance with the laws of Hong Kong, and the parties hereto hereby submit to the non-exclusive jurisdiction of the Hong Kong Courts. The submission of the Guarantor to the jurisdiction of the Hong Kong Courts shall not restrict the right of the Lender to take proceedings against the Guarantor in any other courts having, claiming or accepting jurisdiction over the Guarantor or any of its assets, nor shall the taking or proceedings in any one or more jurisdictions preclude the taking of proceedings in any other jurisdiction whether concurrently or not.

         (b) The Guarantor agrees that in any legal action or proceedings against it or its assets in connection with this Guarantee no immunity from such legal action or proceedings shall be claimed by or on behalf of the Guarantor or with respect to its assets, and the Guarantor irrevocably waives any such right of immunity which it or its assets now have or may hereafter acquire or which may be attributed to it or its assets and consents generally in respect of any such legal action or proceedings to the giving of any relief or the issue of any proceed in connection with such action or proceedings including, without limitation, the making, enforcement or execution against any property whatsoever, of any order or judgment which may be made or given in such action or proceedings.

         (c) The Guarantor hereby irrevocably appoints the Borrower to be its agent for the purpose of accepting service of any legal process hereunder (at its registered office or its last known place of business in Hong Kong), but the Lender reserves the right to serve process on the Guarantor in any other manner permitted by law.

19. The Guarantor shall be liable for all costs, charges and expenses (including legal fees) incurred by the Lender in connection with the preparation, execution, variation, release and enforcement of this Guarantee.

20. (a) This Guarantee may only be varied or modified by supplemental agreement or other document executed by both the Guarantor and the Lender.

         (b) No provision hereof may be amended, waived, discharged or terminated orally, except only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought.

21. This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.

                  IN WITNESS whereof the Guarantor has duly executed this Guarantee the day and year first above written.


The Guarantor

SEALED with the COMMON SEAL         )
of CONCORD CAMERA CORP.             )
and SIGNED by                       )
                                    )
-------------------------           )
                                    )
in the presence of:                 )
                                    )
-------------------------           )
                                    )